UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 23, 2005
                         CITADEL SECURITY SOFTWARE INC.
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                   000-33491                   75-2873882
     (STATE OR OTHER               (COMMISSION                (IRS EMPLOYER
     JURISDICTION OF               FILE NUMBER)           IDENTIFICATION NUMBER)
      INCORPORATION)

                               TWO LINCOLN CENTRE
                          5420 LBJ FREEWAY, SUITE 1600
                            DALLAS, TEXAS    75240
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's Telephone Number, Including Area Code: (214) 520-9292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 23, 2005, Citadel Security Software Inc. (the "Company") approved change of control agreements with each of Messrs. Carl Banzhof, Richard Connelly, Robert Dix, Dave Helffrich, Robert Humphrey, and Randy Schirman (the "Executives"), in the form attached as Exhibit 10.1, and with Steven B. Solomon in the form attached as Exhibit 10.2. Each of these parties are executive officers of the Company.

The agreements with the Executives provide for payments of six months of the executive's annual base salary in the event of certain terminations of employment following a change of control of the Company, and a payment of one year's annual base salary in the event the Executive remains employed with the Company or its successor on the first anniversary of the date of the agreement, following a change of control. The agreement with Mr. Solomon provides for payment of three times Mr. Solomon's annual base salary and gross up payments for taxes related to severance benefits and option exercises following a change in control.

On December 21, 2005, the Company granted 50,000 shares of restricted stock to each of the Executives, pursuant to a Restricted Stock Award Agreement in the form attached as Exhibit 10.3. The Company also granted 25,000 shares of restricted stock to each of the Company's outside directors, Joe Allbaugh, Chris
A. Economou, Jack Leide and Mark Rogers. The shares of restricted stock issued to the Executives vest in one year or upon a change of control if the Executive remains employed with the Company (unless terminated without cause), and the shares of restricted stock issued to the Directors are immediately vested.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

The exhibits to this report are as follows:

Exhibit          Description

10.1 Form of Change of Control Agreement for each of Messrs. Carl Banzhof, Richard Connelly, Robert Dix, Dave Helffrich, Robert Humphrey, and Randy Schirman.
10.2      Change of Control Agreement for Steven B. Solomon.
10.3      Form of Restricted Stock Award for Executives

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Citadel Security Software Inc.
(Registrant)

By: /s/ STEVEN B. SOLOMON
Steven B. Solomon
Chief Executive Officer

Dated as of December 23, 2005


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